SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 22, 2008 (April 21 2008)

FIRST TRANSACTION MANAGEMENT, INC.
(Exact name of registrant as specified in Charter)

Delaware	000-27615	52-2158936

(State or other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

381 SE Crystal Creek Circle, Issaquah WA	98027

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (206) 355-1467

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General instruction A 2 below):

☐	Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4))

Forward Looking Statements

        This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

        Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 1.01.   Entry into a Material Definitive Agreement.

        On April 21, 2008, we entered into an agreement (the “Reactivation Agreement”) with PAN Consultants Ltd., Inc., an unrelated New York corporation (“PCL”.), pursuant to which we agreed to issue an aggregate of 350,000 shares of our common stock to PCL and 25,000 shares of our common stock to Brent Peterson, a consultant to PCL, as full compensation for its and his services since February 1, 2007, in connection with assisting us in reinstating our certificate of incorporation with the State of Delaware, bringing current our reports that are required to be filed with the Securities and Exchange Commission (the “SEC”), reestablishing a relationship with a transfer agent and related matters. The Reactivation Agreement also provides for piggy-back registration rights with respect to the 375,000 shares.

        On April 21, 2008, we entered into an agreement with Steven A. Saide, an attorney licensed to practice in the State of New York, pursuant to which we agreed to issue an aggregate of 350,000 shares of our common stock to Mr. Saide as full compensation for legal services rendered by him to us since February 1, 2007 through December 31, 2007, in connection with bringing current our reports that are required to be filed with the SEC. The agreement also provides for piggy-back registration rights with respect to the 350,000 shares.

        The foregoing summary of the agreement with each of PCL and Steven A. Saide is qualified in its entirety by reference to the agreement with each of PCL and Steven A. Saide that are filed as exhibits to this Report.

        On April 21, 2008, we and our principal shareholder, Susan Schreter, entered into another agreement with PCL (the “Due Diligence Agreement”) pursuant to which we engaged PCL on an exclusive basis to assist us in performing due diligence on any prospective merger or other form of business combination candidate. In exchange for PCL’s services, we agreed to pay it $60,000 when, as and if, we effect a merger or other form of business combination with a candidate on which it performed due diligence during the term of the Due Diligence Agreement. As an inducement to PCL to enter into the Due Diligence Agreement, we and Ms. Schreter further agreed that if a change of control of the Company is effected during the term of the Due Diligence Agreement or for a period of six months thereafter by the Company selling newly issued securities and/or Ms. Schreter selling all or a portion of her securities of the Company, then upon the closing of any such change of control transaction the Company and/or Ms. Schreter, pro rata, would pay PCL $60,000.

        The details of the Due Diligence Agreement are set forth in Item 2.01. “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement” below, the contents of which are incorporated by reference herein.

Item 2.01.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

        The following is a summary of the Due Diligence Agreement and is qualified in its entirety by reference to the Due Diligence Agreement that is filed as an exhibit to this Report.

        Pursuant to the Due Diligence Agreement, we have retained PCL on an exclusive basis to perform due diligence on any and all merger or business combination candidates without limitation regarding number of candidates to be investigated. In consideration of providing such services, we have agreed to pay PCL $60,000 when, as and if we effect a merger or other form of business combination with a candidate on which PCL performed due diligence while the agreement was in effect or within six months thereafter. The Due Diligence Agreement has an initial term of one year and provides for automatic renewals of one year each unless either party gives written notice of termination prior to the expiration of the initial term or any renewal thereof. Furthermore, we and our principal shareholder, Susan Schreter, agreed that if a change of control of the Company should be effected during the term of the Due Diligence Agreement or within six months following the termination thereof by way of the Company selling newly issued securities and/or Ms. Schreter selling all or a portion of the Company’s securities owned by her, then we and/or Ms. Schreter, pro rata, shall be obligated to pay PCL an aggregate of $60,000.

Item 3.02.    Unregistered Sales of Equity Securities.

        On April 21, 2008, we issued an aggregate of 725,000 shares of the Company’s common stock (the “Shares”) as follows: 350,000 to PAN Consultants Ltd.; 25,000 to Brent Peterson and 350,000 to Steven A. Saide. The Shares were issued for services rendered to the Company. The number of Shares to be issued to each of PAN Consultants, Brent Peterson and Steven A. Saide were determined by negotiations among the parties and for financial reporting purposes are being valued at $.025 per Share.

        The Shares were not registered under the Securities Act of 1933, as amended (the “Act”), and were issued in reliance upon the exemption from registration afforded by Section 4(2) of the Act and Regulation D promulgated thereunder. All of the acquirers of the Shares were provided with information about the Company and afforded an opportunity to ask questions regarding the condition, financial and otherwise, of the Company. The certificates representing the Shares have imprinted thereon the customary restrictive legend on transferability and stop transfer instructions have been issued to the Company’s transfer agent with respect thereto.

Item 9.01.   Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired. None

(b)	Pro Forma Financial Information. None

(c)	Exhibits

Exhibit No.	Description

10.1	Agreement, dated April 21, 2008, between Registrant and PAN Consultants Ltd.

10.2	Agreement, dated April 21, 2008, between Registrant and Steven A. Saide

10.3	Consulting Agreement, dated April 21, 2008, among PAN Consultants Ltd., Registrant and Susan Schreter

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRANSACTION MANAGEMENT, INC.

Date: April 22, 2008	/s/ Susan Schreter

Susan Schreter Chief Executive Officer